Exhibit 10.1
FOURTH AMENDMENT TO
TWELFTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO TWELFTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into and effective as of July 25, 2024, by and among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereof (the Company and such Subsidiaries of the Company are sometimes referred to herein as, individually, a “Borrower,” and collectively, the “Borrowers”), the lenders listed on the signature pages hereof (the “Lenders”), U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity, the “Floor Plan Agent”).
WITNESSETH:
WHEREAS, the Company, the other Borrowers, the Lenders, the Agent and the Floor Plan Agent are parties to that certain Twelfth Amended and Restated Revolving Credit Agreement dated effective as of March 9, 2022, as amended by that certain First Amendment to Twelfth Amended and Restated Revolving Credit Agreement dated as of August 18, 2022, that certain Second Amendment to Twelfth Amended and Restated Revolving Credit Agreement dated as of December 8, 2023 and that certain Third Amendment to Twelfth Amended and Restated Revolving Credit Agreement dated as of April 30, 2024 (as the same may be further amended, modified, extended, renewed or restated from time to time, the “Credit Agreement;” all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement as amended by this Amendment);
WHEREAS, the Borrowers, the Lenders, the Agent and the Floor Plan Agent desire to amend the Credit Agreement in the manner hereinafter set forth; and
WHEREAS, the Lenders that are signatories to this Amendment, constituting the Required Lenders under the Credit Agreement, have agreed to the amendments to the Credit Agreement in the manner hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the other Borrowers, the Lenders, the Agent and the Floor Plan Agent hereby agree as follows:
1.Section 3.1(b) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:
(b)    Notwithstanding paragraph (a) above, Acquisition Loans may, at the option of the Company, be requested in or converted into one of the Alternative Currencies rather than Dollars in an amount up to the Equivalent Amount of not more than the lesser of (i) the then available amount under the Acquisition Loan Advance Limit and (ii) $600,000,000 (the “Alternative Currency Sublimit”), calculated as of the date such Loans are requested. If so requested, only those Acquisition Loan Lenders designated on Schedule 1.1(a) as having Acquisition Loan Commitments in an Alternative Currency shall participate in making such Loans, notwithstanding that this results in such Lenders having amounts owing by the Company on a non pro rata basis. Following the advance of an Acquisition Loan in an Alternative Currency, the provisions of Section 3.2(c)(ii) shall apply to subsequent Borrowings requested under the Acquisition Loan.
2.Schedule 1.1(a) to the Credit Agreement is hereby amended in its entirety as set forth in Schedule 1.1(a) attached to this Amendment and incorporated herein and therein by reference.
1

3.Attached as Annex A is a list of all of the Borrowers to the Credit Agreement as of the date of this Amendment, which list includes all of the information required pursuant to Section 9.19 of the Credit Agreement.
4.Each of the Borrowers hereby agrees to reimburse the Agent for all reasonable out-of-pocket costs and expenses incurred by the Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents and/or instruments relating to this Amendment, including, without limitation, reasonable attorneys’ fees and expenses, as provided in Section 13.4 of the Credit Agreement.
5.On and after the date of this Amendment, (a) all references in the Credit Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated and (b) all references in the other Loan Documents to the Credit Agreement and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated.
6.Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed. This Amendment is not a novation of the Credit Agreement or any credit facility or guaranty provided thereunder or in respect thereof.
7.This Amendment shall be binding upon and inure to the benefit of the Company, the other Borrowers, the Lenders, the Agent and the Floor Plan Agent and their respective successors and assigns, except that, except as permitted by the Credit Agreement, Borrowers may not assign, transfer or delegate any of their respective rights or obligations under the Credit Agreement as amended by this Amendment.
8.Each of the Borrowers hereby represents and warrants to the Agent, the Floor Plan Agent and each Lender that:
(a)    the execution and delivery of this Amendment and the performance by each Borrower of this Amendment and the other Loan Documents are within the corporate, partnership or limited liability company powers, as applicable, of such Borrower, have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, on the part of such Borrower and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;
(b)    the execution and delivery of this Amendment and the performance by each Borrower of this Amendment and the other Loan Documents will not (i) violate (A) any provision of law, statute, rule or regulation or the certificate of incorporation or the bylaws of the Company or any Borrower, (B) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Company or any other Borrower or (C) any provisions of any indenture, agreement or other instrument to which the Company or any other Borrower is a party, or by which the Company or any other Borrower or any of their respective properties or assets are or may be bound which violation could reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in (b)(i)(C) above which violation could reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any Lien whatsoever upon any property or assets of the Company or any other Borrower other than under the Loan Documents;
(c)    this Amendment has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each such Borrower enforceable against each such Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general
2

principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(d)    all of the representations and warranties made by any Borrower and/or any other Loan Party in the Credit Agreement and/or in any other Loan Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment (except to the extent that such representation or warranty is made as of an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date); and
(e)    as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.
9.Each of the GM Borrowers hereby consents to the terms, provisions and conditions contained in this Amendment. Each of the GM Borrowers hereby acknowledges and agrees that (a) the execution and delivery of this Amendment by the Borrowers to the Agent, the Floor Plan Agent and the Lenders will not adversely affect or impair any of its obligations to the Agent, the Floor Plan Agent and/or the Lenders under the GM Borrower Guaranty executed by each of the undersigned, in favor of the Agent, the Floor Plan Agent and the Lenders with respect to the indebtedness of Borrowers to the Agent, the Floor Plan Agent and the Lenders, (b) all references in the GM Borrower Guaranty to the “Credit Agreement”, shall henceforth be deemed to refer to the Credit Agreement, as amended by this Amendment, (c) payment of all of the “Guaranteed Obligations” (as defined in the GM Borrower Guaranty) is guaranteed to the Agent, the Floor Plan Agent and the Lenders by such undersigned pursuant to the terms of the GM Borrower Guaranty, and (d) the GM Borrower Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.
10.In the event of any inconsistency or conflict between this Amendment and the Credit Agreement with respect to the matters set forth herein, the terms, provisions and conditions contained in this Amendment shall govern and control; provided, however, to the extent the terms and provisions of this Amendment do not contradict or conflict with the terms and provisions of the Credit Agreement, then the Credit Agreement, as amended by this Amendment, shall remain in and have its intended full force and effect, and the Borrowers and Lenders hereby affirm, confirm and ratify the same.
11.This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Texas.
12.THIS AMENDMENT (INCLUDING THE SCHEDULE(S) AND ANNEX(ES) ATTACHED HERETO), THE CREDIT AGREEMENT, THE NOTES, THE AGENT’S LETTER, THE FLOOR PLAN AGENT’S LETTER AND THE OTHER LOAN DOCUMENTS CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment. Nothing in this Amendment, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.
13.This Amendment may be executed in two or more counterparts, which may be delivered in original, electronic or facsimile form, and each of which shall constitute an original, but all of which when taken together shall constitute but one contract.
3

14.Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:
(a)    this Amendment, duly executed by each Borrower, the Agent, the Floor Plan Agent and Lenders constituting the Required Lenders; and
(b)    payment by Borrowers of all costs, expenses and fees of the Agent and the Floor Plan Agent which are presently due and payable under this Amendment, the Credit Agreement and the other Loan Documents.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK –
SIGNATURE PAGES FOLLOW]
4

IN WITNESS WHEREOF, the Company, the other Borrowers, the Lenders, the Agent and the Floor Plan Agent have executed this Amendment as of the day and year first written above.

BORROWERS:    GROUP 1 AUTOMOTIVE, INC.,
a Delaware corporation

By: /s/ Daniel J. McHenry
Name: Daniel J. McHenry
Title: Senior Vice President

3670 Oceanside Realty, LLC
510 Sunrise Realty, LLC
Advantagecars.com, Inc.
Amarillo Motors-F, Inc.
AMR Real Estate Holdings, LLC
Baron Development Company, LLC
Baron Leasehold, LLC
Bob Howard Automotive-East, Inc.
Bob Howard Chevrolet, Inc.
Bob Howard Dodge, Inc.
Bob Howard Motors, Inc.
Bob Howard Nissan, Inc.
Bohn Holdings, LLC
Bohn-FII, LLC
Caliber Motors Inc.
Chaperral Dodge, Inc.
Danvers-S, Inc.
Danvers-SB, Inc.
Danvers-SU, LLC
Danvers-T, Inc.
Danvers-TII, Inc.
Danvers-TIV, Inc.
Danvers-TL, Inc.
Danvers-TV, Inc.
G1R CA, LLC
G1R Clear Lake, LLC
G1R Florida, LLC
G1R Mass, LLC
GPI AL-N, Inc.
GPI AL-SB, LLC
GPI CA-DMIII, LLC
GPI CA-H, Inc.
GPI CA-HSC, Inc.
GPI CA-LXI, LLC
GPI CA-SV, Inc.
GPI CA-TII, Inc.
GPI CC, Inc.
GPI FL-A, LLC
GPI FL-G, LLC
GPI FL-H, LLC
GPI FL-VW, LLC
GPI GA Holdings, Inc.
GPI GA Liquidation, LLC
Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

GPI GA-CC, LLC
GPI GA-CGM, LLC
GPI GA-DM, LLC
GPI GA-FII, LLC
GPI GA-FIII, LLC
GPI GA-SU, LLC
GPI GA-T, LLC
GPI GA-TII, LLC
GPI KS-SB, Inc.
GPI KS-SK, Inc.
GPI LA-DM, LLC
GPI LA-FII, LLC
GPI LA-H, LLC
GPI LA-J, LLC
GPI LA-V, LLC
GPI MA-AII, Inc.
GPI MA-DM, Inc.
GPI MA-DMII, Inc.
GPI MA-F, Inc.
GPI MA-FM, Inc.
GPI MA-FV, Inc.
GPI MA-GM, Inc.
GPI MA-H, Inc.
GPI MA-HA, Inc.
GPI MA-HII, Inc.
GPI MA-LR, Inc.
GPI MA-P, Inc.
GPI MA-SB, Inc.
GPI MA-SBII, Inc.
GPI MA-SV, Inc.
GPI MA-TVI, Inc.
GPI MD Holdings, Inc.
GPI MD-H Greenbelt, LLC
GPI MD-HII, LLC
GPI MD-HY, LLC
GPI MD-K, LLC
GPI MD-SB, LLC
GPI MD-T, LLC
GPI ME-DC, Inc.
GPI ME-DM, Inc.
GPI ME-F, Inc.
GPI ME-H, Inc.
GPI ME-SV, Inc.
GPI ME-T, Inc.
GPI MS-H, Inc.
GPI MS-N, Inc.
GPI MS-SK, Inc.
GPI NH-DM, Inc.
GPI NH-SU Inc.
GPI NH-T, Inc.
GPI NH-TL, Inc.
GPI NJ-DC, Inc.
GPI NJ-HA, LLC
GPI NJ-HII, LLC
Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

GPI NJ-SB, LLC
GPI NJ-SU, Inc.
GPI NM-J, Inc.
GPI NM-LRII, Inc.
GPI NM-SB, Inc.
GPI NM-SBII, Inc.
GPI NM-SBII, Inc.
GPI NM-SC, LLC
GPI NM-SCII, LLC
GPI NM-T, Inc.
GPI NM-TL, Inc.
GPI NY Holdings, Inc.
GPI NY-GM, LLC
GPI NY-GMII, LLC
GPI NY-SU, LLC
GPI OK-HII, Inc.
GPI OK-SH, Inc.
GPI SAC-T, Inc.
GPI SC Holdings, Inc.
GPI SC, Inc.
GPI SC-DM, LLC
GPI SC-H, LLC
GPI SC-SB, LLC
GPI SC-SBII, LLC
GPI SC-T, LLC
GPI TX-A, Inc.
GPI TX-AII, Inc.
GPI TX-AIII, Inc.
GPI TX-ARGMIII, Inc.
GPI TX-DCIV, Inc.
GPI TX-DMII, Inc.
GPI TX-DMIII, Inc.
GPI TX-DMIV, Inc.
GPI TX-EPGM, Inc.
GPI TX-F, Inc.
GPI TX-FMII, Inc.
GPI TX-G, Inc.
GPI TX-GII, Inc.
GPI TX-GIII, Inc.
GPI TX-HAII, Inc.
GPI TX-HGM, Inc.
GPI TX-HGMII, Inc.
GPI TX-HGMIV, Inc.
GPI TX-HIII, Inc.
GPI TX-NVI, Inc.
GPI TX-P, Inc.
GPI TX-SBII, Inc.
GPI TX-SBIII, Inc.
GPI TX-SBIV, Inc.
GPI TX-SHII, Inc.
GPI TX-SK, Inc.
GPI TX-SKII, Inc.
GPI TX-SKIII, Inc.
GPI TX-SMGEN, Inc.
Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

GPI TX-SU, Inc.
GPI TX-SVII, Inc.
GPI TX-SVIII, Inc.
GPI TX-TIV, Inc.
Group 1 Associates, Inc.
Group 1 FL Holdings, Inc.
Group 1 FL Holdings, Inc.
Group 1 Funding, Inc.
Group 1 Holdings-DC, L.L.C.
Group 1 Holdings-F, L.L.C.
Group 1 Holdings-GM, L.L.C.
Group 1 Holdings-H, L.L.C.
Group 1 Holdings-N, L.L.C.
Group 1 Holdings-S, L.L.C
Group 1 Holdings-T, L.L.C.
Group 1 LP Interests-DC, Inc.
Group 1 Realty NE, LLC
Group 1 Realty, Inc.
Harvey Ford, LLC
Harvey GM, LLC
Harvey Operations-T, LLC
Howard-DCIII, LLC
Howard-GM II, Inc.
Howard-GM, Inc.
Howard-H, Inc.
Howard-HA, Inc.
Howard-SB, Inc.
HRI Procurement, Inc.
Ira Automotive Group, LLC
Ivory Auto Properties of South Carolina, LLC
Key Ford, LLC
Kutz-N, Inc.
LHM ATO, LLC
Lubbock Motors-F, Inc.
Lubbock Motors-GM, Inc.
Lubbock Motors-S, Inc.
Lubbock Motors-SH, Inc.
Lubbock Motors-T, Inc.
Maxwell Ford, Inc.
Maxwell-GMII, Inc.
Maxwell-N, Inc.
Maxwell-NII, Inc.
McCall-F, Inc.
McCall-H, Inc.
McCall-HA, Inc.
McCall-N, Inc.
McCall-SB Inc.
McCall-T, Inc.
McCall-TII, Inc.
McCall-TL, Inc.
Mike Smith Automotive-H, Inc.
Mike Smith Automotive-N, Inc.
Mike Smith Autoplaza, Inc.
Mike Smith Autoplex Dodge, Inc.
Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

Mike Smith Autoplex, Inc.
Mike Smith Autoplex-German Imports, Inc.
Mike Smith Imports, Inc.
Miller-DM, Inc.
NJ-H, Inc.
NJ-HAII, Inc.
NJ-SV, Inc.
Rockwall Automotive-F, Inc.
Tate CG, L.L.C.

By: /s/ Gillian A. Hobson
Name:    Gillian A. Hobson
Title:    Vice President of the above-mentioned entities

GPI, Ltd.
Rockwall Automotive -DCD, Ltd.
By:     Group 1 Associates, Inc., its General Partner

By: /s/ Gillian A. Hobson
Name:    Gillian A. Hobson
Title:    Vice President

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

AGENT, ISSUING BANK AND    U.S. BANK NATIONAL ASSOCIATION
LENDER:

By:     /s/ Katherine Taylor
Name: Katherine Taylor
Title: Vice President

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    JPMORGAN CHASE BANK, N.A.

By: /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Offcier

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    BANK OF AMERICA, N.A.

By:    /s/ David T. Smith
Name: David T. Smith
Title: Senior Vice President

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    WELLS FARGO BANK,
    NATIONAL ASSOCIATION

By: /s/ Chad McNeill
Name: Chad McNeill
Title: Executive Director

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    PNC BANK, NATIONAL ASSOCIATION

By:    /s/ David Tsai
Name: David Tsai
Title: Vice President

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    TOYOTA MOTOR CREDIT CORPORATION

By:    /s/ Dave Boskey
Name: Dave Boskey
Title: National Accounts Manager

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    BMW FINANCIAL SERVICES NA, LLC

By:    /s/ Erik Langanke
Name: Erik Langanke
Title: Department Manager, Credit

By:    /s/ Alex Calcasola
Name: Alex Calcasola
Title: Section Manager, Credit

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    AMERICAN HONDA
    FINANCE CORPORATION

By:    /s/ Melissa Olmos
Name: Melissa Olmos
Title: DFS Asst. Manager

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    MERCEDES-BENZ FINANCIAL
    SERVICES USA LLC

By:    /s/ Farrah Vaughn-Dixon
Name: Farrah Vaughn-Dixon
Title: Regional Dealer Credit Manager-National Accounts

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    TD BANK, N.A.

By:    /s/ Kyle Ludeman
Name: Kyle Ludeman
Title: Market Credit Manager

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    VW CREDIT, INC.

By:    /s/ William J. Binz
Name: William J. Binz
Title: Sr. Manager - Commercial Credit

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

FLOOR PLAN AGENT, SWING    COMERICA BANK
LINE BANK AND LENDER:

By:    /s/ Coby McGee
Name: Coby McGee
Title: Vice President

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    TRUIST BANK

By:    /s/ Lisa Garling
Name: Lisa Garling
Title: Director

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    SANTANDER BANK, N.A.

By:    /s/ Jennifer Baydian
Name: Jennifer Baydian
Title: Senior Director

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    ALLY BANK

By:    /s/ Christian Kemp
Name: Christian Kemp
Title: Authorized Representative

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    FLAGSTAR SPECIALTY FINANCE
    COMPANY, LLC

By:    /s/ Mark C. Mazmanian
Name: Mark C. Mazmanian
Title: First Senior Vice President

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    BARCLAYS BANK PLC

By:    /s/ Colin Goss
Name: Colin Goss
Title: Director

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:    ZIONS BANCORPORATION, N.A.
    DBA AMEGY BANK

By:    /s/ Cameron Brown
Name: Cameron Brown
Title: Senior Vice President

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

LENDER:                    BOKF, NA d/b/a BANK OF OKLAHOMA

By:    /s/ Kaitlyn Gilliam
Name: Kaitlyn Gilliam
Title: Vice President

Signature page to Fourth Amendment to Twelfth Amended and Restated Revolving Credit Agreement

SCHEDULE 1.1(a)

Lenders and Commitments

Lender	Floor Plan Loan Commitment	Acquisition Loan Commitment	Alternative Currency Sublimit	Total Commitment
U.S. Bank National Association	$117,000,000.00	$78,000,000.00	$76,721,311.48	$195,000,000.00
JPMorgan Chase Bank, N.A.	$117,000,000.00	$78,000,000.00	$76,721,311.48	$195,000,000.00
Bank of America, N.A.	$117,000,000.00	$78,000,000.00	$76,721,311.48	$195,000,000.00
Wells Fargo Bank, National Association	$117,000,000.00	$78,000,000.00	$76,721,311.48	$195,000,000.00
PNC Bank, National Association	$117,000,000.00	$78,000,000.00	$76,721,311.48	$195,000,000.00
Toyota Motor Credit Corporation	$117,000,000.00	$78,000,000.00		$195,000,000.00
BMW Financial Services NA, LLC	$117,000,000.00	$78,000,000.00		$195,000,000.00
American Honda Finance Corporation	$117,000,000.00	$78,000,000.00		$195,000,000.00
Mercedes-Benz Financial Services USA LLC	$114,000,000.00	$76,000,000.00		$190,000,000.00
TD Bank, N.A.	$84,000,000.00	$56,000,000.00	$55,081,967.21	$140,000,000.00
VW Credit, Inc.	$78,000,000.00	$52,000,000.00		$130,000,000.00
Comerica Bank	$66,000,000.00	$44,000,000.00	$43,278,688.52	$110,000,000.00
Truist Bank	$51,000,000.00	$34,000,000.00	$33,442,622.95	$85,000,000.00
Santander Bank, N.A.	$36,000,000.00	$24,000,000.00	$23,606,557.37	$60,000,000.00
Ally Bank	$36,000,000.00	$24,000,000.00	$23,606,557.37	$60,000,000.00
NYCB Specialty Finance Company, LLC (n/k/a Flagstar Specialty Finance Company, LLC)	$24,000,000.00	$16,000,000.00		$40,000,000.00
Barclays Bank PLC	$24,000,000.00	$16,000,000.00	$15,737,704.92	$40,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	$21,000,000.00	$14,000,000.00	$13,770,491.80	$35,000,000.00
Hyundai Capital America, Inc.	$18,000,000.00	$12,000,000.00		$30,000,000.00
BOKF, NA d/b/a Bank of Oklahoma	$12,000,000.00	$8,000,000.00	$7,868,852.46	$20,000,000.00
TOTAL	$1,500,000,000.00	$1,000,000,000.00	$600,000,000.00	$2,500,000,000.00

ANNEX A

List of All of the Borrowers

[see attached]

Group 1 Automotive, Inc.
Subsidiaries - State Of Formation, FEIN, and Physical Address
July 25, 2024

Subsidiary / DBAs	State	FEIN	Dealership/Principal Address	Additional Address(es)	For Dual Subsidiaries Only Manufacturer
3670 Oceanside Realty, LLC	DE	47-5672186	800 Gessner, Suite 500
Houston, TX 77024

510 Sunrise Realty, LLC	DE	47-5631969	800 Gessner, Suite 500
Houston, TX 77024

Advantagecars.com, Inc.	DE	45-0581106	10505 Southwest Freeway
Sterling McCall Hyundai			Houston, TX 77074

Amarillo Motors-F, Inc.	DE	75-2804528	3400 Soncy
Gene Messer Ford of Amarillo			Amarillo, TX 79119
Gene Messer Lincoln of Amarillo
Gene Messer Ford of Amarillo Collision Center
Gene Messer Collision Center of Amarillo
Gene Messer Auto Group

AMR Real Estate Holdings, LLC	DE	26-1114944	800 Gessner, Suite 500
Houston, TX 77024

Baron Development Company, LLC	KS	48-1211804	800 Gessner, Suite 500
Houston, TX 77024

Baron Leasehold, LLC	KS	48-1211804	800 Gessner, Suite 500
Houston, TX 77024

Bob Howard Automotive-East, Inc.	OK	73-1511394	9146 S. Memorial Drive		General Motors Company
South Pointe Chevrolet			Tulsa, OK 74133
South Pointe Truck Annex

Bob Howard Chevrolet, Inc.	OK	73-1329605	13130 N. Broadway Extension		General Motors Company
Bob Howard Chevrolet			Oklahoma City, OK 73114

Bob Howard Dodge, Inc.	OK	73-1494123	13250 N. Broadway Extension
Bob Howard Chrysler Dodge Jeep Ram			Oklahoma City, OK 73114

Bob Howard Motors, Inc.	OK	73-1370828	12929 North Kelley Avenue
Bob Howard Toyota			Oklahoma City, OK 73131
Bob Howard Auto Group

Bob Howard Nissan, Inc.	OK	73-1524179	13200 N. Broadway Extension
Bob Howard Nissan			Oklahoma City, OK 73114

Bohn Holdings, LLC	DE	02-0688180	800 Gessner, Suite 500
Houston, TX 77024

Bohn-FII, LLC	DE	30-0015852	800 Gessner, Suite 500
Houston, TX 77024

Caliber Motors Inc.	CA	33-0007319	5395 E. La Palma Ave
Anaheim, CA 98807

Chaperral Dodge, Inc.	DE	75-2807212	11550 LBJ Freeway
Dallas Chrysler Dodge Jeep Ram			Dallas, TX 75238
Dallas PDC

Danvers-S, Inc.	DE	74-2938756	252 Andover Street
Audi Peabody			Danvers, MA 01960

Danvers-SB, Inc.	DE	20-2558430	71 Portsmouth Avenue	58 Portsmouth
BMW of Stratham			Stratham, NH 03885	Exeter, NH 03833
Ira BMW of Stratham				(Preowned)
Ira Preowned of Exeter

Danvers-SU, LLC	DE	74-2938757	97A Andover Street
Ira Subaru			Danvers, MA 01923

Danvers-T, Inc.	DE	74-2931798	99B Andover Street	105 Andover Street
Ira Toyota			Danvers, MA 01923	Danvers, MA 01923
Ira Toyota of Danvers				(Collision Center)
Ira Collision Center
Ira Collision Center of Danvers

Danvers-TII, Inc.	DE	46-0481783	800 Gessner Suite 500
Houston, TX 77024

Danvers-TIV, Inc.	MA	85-4225336	1020 – 1056 Iyannough Road	95 Airport Road (Add’l Operations)
Ira Toyota Hyannis			Hyannis, MA 02601	Hyannis, MA 02601
756 Bearses Way (Storage)
Hyannis, MA 02601

Danvers-TL, Inc.	DE	74-2938758	101 Andover
Ira Lexus			Danvers, MA 01923
Ira Lexus of Danvers

Danvers-TV, Inc.	MA	85-4251481	16 – 30 O’Connor Road

Ira Toyota of Orleans			Orleans, MA 02653

G1R CA, LLC	CA	88-3461350	800 Gessner, Suite 500
Houston, TX 77024

G1R Clear Lake, LLC	TX	84-2521651	800 Gessner, Suite 500
Houston, TX 77024

G1R Florida, LLC	DE	26-0609879	800 Gessner, Suite 500
Houston, TX 77024

G1R Mass, LLC	DE	47-5081220	800 Gessner, Suite 500
Houston, TX 77024

GPI AL-N, Inc.	DE	20-5006515	1015 East I-65 Service Road South
Nissan of Mobile			Mobile, AL 36606

GPI AL-SB, LLC	DE	47-4958042	3025 Highway 90 West
BMW of Mobile			Mobile, AL 36606
BMW of Mobile Collision Center

GPI CA-DMIII, LLC	CA	92-0747249	800 Gessner, Suite 500
Houston, TX 77024

GPI CA-H, Inc.	CA	87-2001666	3630 Fulton Avenue	2329-A Fulton Avenue
Capital City Honda			Sacramento CA 95821	Sacramento CA 92821
Capital City Collision Center				(Collision Center)

GPI CA-HSC, Inc.	CA	87-2163831	800 Gessner, Suite 500
Houston, TX 77024

GPI CA-LXI, LLC	CA	93-4911599	45 Auto Center, Dr
Tustin Lexus			Tustin, CA 92782
Newport Lexus			3901 MacArthur Blvd,
Newport Beach, CA 92660

GPI CA-SV, Inc.	DE	45-2282204	8040 Balboa Avenue
Volkswagen Kearny Mesa			San Diego, CA 92111

GPI CA-TII, Inc.	DE	20-4777289	1331 N. Euclid Street
Toyota of Anaheim			Anaheim, CA 92801
Miller Toyota of Anaheim

GPI CC, Inc.	DE	45-3260089	6161 Rothway
Group 1 Automotive Call Center			Houston, TX 77040

GPI FL-A, LLC	NV	46-5635686	1995 NE 142nd Street
Audi North Miami			North Miami, FL 33181

GPI FL-G, LLC	FL	92-2024675	10640 Chevrolet Way
Estero Bay Chevrolet			Estero, FL 33928	General Motors Company

GPI FL-H, LLC	DE	47-4964765	3601 E. 15th Street
Honda of Bay County			Springfield, FL 32404

GPI FL-VW, LLC	DE	45-5263147	3605 E. 15th Street
Volkswagen of Panama City			Springfield, FL 32404

GPI GA Holdings, Inc.	DE	46-1276149	800 Gessner, Suite 500
Houston, TX 77024

GPI GA Liquidation, LLC	DE	47-4990149	800 Gessner, Suite 500
Houston, TX 77024

GPI GA-CC, LLC	GA	84-2366589	4641 Harrison Run Court
World Collision Center at the Mall of Georgia			Buford, GA 30518
Mall of Georgia Collision Center

GPI GA-CGM, LLC	NV	46-4065637	1661 Whittlesey Road	General Motors Company
Rivertown Buick GMC			Columbus, GA 31904

GPI GA-DM, LLC	DE	26-0868772	3061 Washington Road
Mercedes-Benz of Augusta			Augusta, GA 30907

GPI GA-FII, LLC	DE	58-2436391	2205 Barrett Lakes Boulevard
Jim Tidwell Ford			Kennesaw, GA 30144
Tidwell Ford Collision Center
Tidwell Collision Center of Kennesaw
Group 1 Atlanta
Group 1 Automotive - Southeast Region

GPI GA-FIII, LLC	DE	46-4060022	1680 Whittlesey Road
Rivertown Ford			Columbus, GA 31904

GPI GA-SU, LLC	NV	46-4089193	1671 Whittlesey Road
Rivertown Subaru			Columbus, GA 31904
Rivertown Auto Mall
Rivertown Auto Mall Bargain Center of Columbus
Rivertown Bargain Center

GPI GA-T, LLC	DE	76-0646121	5800 Peachtree Industrial Boulevard	5848 Peachtree Industrial Boulevard
World Toyota			Atlanta, GA 30341	Atlanta, GA 30341
World Toyota Collision & Glass Center				(Collision Center)
World Toyota Collision Center of Atlanta

GPI GA-TII, LLC	NV	46-4103320	1661 Whittlesey Road
Rivertown Toyota			Columbus, GA 31904
Rivertown Collision Center of Columbus
Rivertown Toyota Collision Center
Rivertown Supercenter

GPI KS-SB, Inc.	DE	20-5840277	9010 Shawnee Mission Parkway	6231 Mastin
Baron BMW			Merriam, KS 66202 (BMW)	Merriam, KS 66203
Baron MINI				(Collision Center)
Baron BMW Collision Center			9000 Shawnee Mission Parkway
Baron Collision Center of Kansas City			Merriam, KS 66202 (MINI)

GPI KS-SK, Inc.	DE	45-4150516	7951 Shawnee Mission Parkway	7810 Shawnee Mission Pkwy.
Shawnee Mission Kia			Merriam, KS 66202	Overland Park, KS 66202
(Used Car Sales)

GPI LA-DM, LLC	LA	88-1454742	1330 E Bert Kouns Industrial Loop	Rountree Collision Center
Mercedes-Benz of Shreveport			Shreveport, LA 71105	1235 Mercedes-Benz Dr
Shreveport, LA 71105

GPI LA-FII, LLC	DE	47-5022240	8770 Business Park Drive
Rountree Ford			Shreveport, LA 71105
Rountree Lincoln

GPI LA-H, LLC	LA	82-5425769	510 East Howze Beach Road
Honda of Slidell			Slidell, LA 70461

GPI LA-J, LLC	LA	88-1470984	800 Gessner Suite 500
Houston, TX 77024

GPI LA-V, LLC	LA	88-1492485	800 Gessner Suite 500
Houston, Texas 77024

GPI MA-AII, Inc.	MA	87-2627689	375 Providence Highway
Audi Westwood			Westwood, MA 02040
Ira Collision Center South

GPI MA-DM, Inc.	MA	87-2628397	1877 Washington Street
Mercedes-Benz of Hanover			Hanover, MA 02339
Sprinter of Hanover

GPI MA-DMII, Inc.	MA	87-2631406	425 Providence Highway
Mercedes-Benz of Westwood			Westwood, MA 02090

GPI MA-F, Inc.	MA	87-2631870	780 Washington Street
Ira Ford Auburn			Auburn, MA 01501

GPI MA-FM, Inc.	MA	87-2632075	420 Providence Highway
Ira Mazda			Westwood, MA 02090
Prime Mazda

GPI MA-FV, Inc.	MA	87-2655177	1030 Hingham Street
Ira Volvo Cars South Shore			Rockland, MA 02370

GPI MA-GM, Inc.	MA	87-2655386	1877 (1845) Washington Street	General Motors Company
Ira Buick GMC – Hanover			Hanover, MA 02339
Prime Buick GMC – Hanover

GPI MA-H, Inc.	MA	87-2655541	800 Gessner, Suite 500
Houston, TX 77024

GPI MA-HA, Inc.	MA	87-2631540	395 Providence Highway
Ira Acura Westwood			Westwood, MA 02090

GPI MA-HII, Inc.	MA	87-2655898	88-98 Walkers Brook Drive
Ira Honda 128			Hanover, MA 02339

GPI MA-LR, Inc.	MA	87-2656348	2144 Washington Street
Land Rover Hanover			Hanover, MA 02339

GPI MA-P, Inc.	MA	87-2628018	411 Providence Highway
Porsche Westwood			Westwood, MA 02090

GPI MA-SB, Inc.	MA	87-2656727	920 Providence Highway
BMW of Norwood			Westwood, MA 02090

GPI MA-SBII, Inc.	MA	87-2656898	1040 Hingham Street
South Shore BMW			Rockland, MA 02370

South Shore MINI			and Hingham, MA 02370
Ira Collision Center Norwell

GPI MA-SV, Inc.	MA	87-2657048	800 Gessner, Suite 500
Houston, TX 77024

GPI MA-TVI, Inc.	MA	87-2631688	800 Gessner, Suite 500
Houston, TX 77024

GPI MD-H Greenbelt, LLC	MD	93-4175748	6500 Capitol Drive
Honda of Greenbelt			Greenbelt, MD 20770
Beltway Collision Center			10301 Southard Drive, Beltsville, MD 20705

GPI MD-HII, LLC	MD	93-4208271	9701 Reisterstown Rd.,
Honda of Owings Mills			9722 & 9724 Reisterstown Rd.,
Owings Mills Pre-Owned Center			Owings Mills, MD 21117

GPI MD Holdings, Inc.	MD	93-4092262	800 Gessner, Suite 500
Houston, TX 77024

GPI MD-HY, LLC	MD	93-4218652	9500 Baltimore Ave.
College Park Hyundai			College Park, MD 20740
College Park Collision Center

GPI MD-K, LLC	MD	93-4358464	16620 Governor Bridge Road,
Kia of Bowie			Bowie, MD 20716

GPI MD-SB, LLC	DE	26-1954592	25 - 31 Old Mill Bottom Road
BMW of Annapolis			Annapolis, MD 21409
MINI of Annapolis
BMW of Annapolis Collision Center

GPI MD-T, LLC	MD	93-4138706	16600 Governor Bridge Road,
Toyota of Bowie			Bowie MD 20716
Toyota Certified at Capital Plaza			6100 Annapolis Rd, Greater Landover MD 20784
Toyota of Bowie Service Center			16700 Governor Bridge Bowie, MD 20716

GPI ME-DC, Inc.	ME	87-2680476	824 Portland Road
Ira Chrysler Dodge Jeep Ram			Saco, ME 04072

GPI ME-DM, Inc.	ME	87-2680591	137 US-1
Mercedes-Benz of Scarborough			Scarborough, ME 04074
Sprinter of Scarborough

GPI ME-F, Inc.	ME	87-2680653	857 Portland Road
Ira Ford Saco			Saco, ME 04072

GPI ME-H, Inc.	ME	87-2680770	754 Portland Road
Ira Honda – Saco			Saco, ME 04074

GPI ME-SV, Inc.	ME	87-2680917	784 Portland Road
Volkswagen Saco			Saco, ME 04072

GPI ME-T, Inc.	ME	87-2681029	785 Portland Road
Ira Toyota Saco			Saco, ME 04072
Ira Collision Center North

GPI MS-H, Inc.	DE	20-5006463	11151 US Highway 49	15131 Creosote Road
Pat Peck Honda			Gulfport, MS 39503	Gulfport, MS 39503

GPI MS-N, Inc.	DE	20-5006401	800 Gessner, Suite 500
Houston, TX 77024

GPI MS-SK, Inc.	DE	20-5006315	800 Gessner, Suite 500
Houston, TX 77024

GPI NH-DM, Inc.	NH	87-2590342	875 Gold Street
Mercedes-Benz of Manchester			Manchester, NH 03103
Sprinter of Manchester

GPI NH-SU, Inc.	NH	87-2590512	800 Gessner, Suite 500
Houston, TX 77024

GPI NH-T, Inc.	DE	20-3665557	33 Auto Center Road
Ira Toyota of Manchester			Manchester, NH 03103

GPI NH-TL, Inc.	DE	20-3939903	18 Kilton Road
Bedford, NH 03110

GPI NJ-DC, Inc.	NJ	87-2691360	681 ShrewsburyAvenue
World Chrysler Jeep Dodge Ram			Shrewsbury, NJ 07702

GPI NJ-HA, LLC	NV	20-4920026	2840 Route 73 North
Elite Acura			Maple Shade, NJ 08052

GPI NJ-HII, LLC	NV	20-4919976	6807 Tilton Road
Boardwalk Honda			Egg Harbor Township, NJ 08234

GPI NJ-SB, LLC	NV	20-4920063	6037 Black Horse Pike
BMW of Atlantic City			Egg Harbor Township, NJ 08234

BMW of Atlantic City Collision Center

GPI NJ-SU, Inc.	NJ	87-2691485	688 Shrewsbury
World Subaru			Tilton Falls, NJ 07701

GPI NM-J, Inc.	NM	82-1463627	5010 Alameda Boulevard NE
Jaguar Land Rover Albuquerque			Albuquerque, NM 87113

GPI NM-LRII, Inc.	NM	82-1483056	2582 Camino Entrada
Land Rover Santa Fe			Santa Fe, NM 87507

GPI NM-SB, Inc.	NM	82-1698964	6001 Pan American Freeway
Sandia BMW			Albuquerque, NM 87109
Sandia MINI

GPI NM-SBII, Inc.	NM	84-1734802	2578 Camino Entrada
Santa Fe BMW			Santa Fe, NM 87507
Santa Fe MINI

GPI NM-SC, LLC	NM	84-1765462	6001 Pan American Freeway
Sandia BMW Motorcycles			Albuquerque, NM 87109

GPI NM-SCII, LLC	NM	84-1794719	2544 Camino Edward Ortiz
Santa Fe BMW Motorcycles			Santa Fe, NM 87507

GPI NM-T, Inc.	NM	88-0780219	800 Gessner, Suite 500
Houston, TX 77024

GPI NM-TL, Inc.	NM	84-3234548	4821 Pan American Freeway
Lexus of Albuquerque			Albuquerque, NM 87109
Lexus of Santa Fe			6824 Cerrillos Road
Santa Fe, NM 87507

GPI NY-GM, LLC	NY	87-2690333	1855 Hylan Boulevard
Staten Island Buick GMC			Staten Island, NY 15305

GPI NY-GMII, LLC	NY	87-2690539	510 Sunrise Highway	General Motors Company
Rockville Centre GMC			Rockville Centre, NY 11570

GPI NY-SU, LLC	NY	87-2690698	252 NY 303
Bill Kolb Jr. Subaru			Orangeburg, NY 10962

GPI NY Holdings, Inc.	NV	46-5147937	800 Gessner, Suite 500

Houston, TX 77024

GPI OK-HII, Inc.	NV	46-3268295	9124 S. Memorial Drive
South Pointe Honda			Tulsa, OK 74133
South Pointe Used Car and Truck Center

GPI OK-SH, Inc.	DE	46-0913134	613 SW 74th Street
Bob Howard Hyundai			Oklahoma City, OK 73139

GPI SAC-T, Inc.	DE	20-0737962	12747 Folsom Boulevard	200 Plaza Drive
Folsom Lake Toyota			Folsom, CA 95630	Folsom, CA 95630
Folsom Lake Collision Center				(Service Center)
Folsom Lake Toyota Collision Center
Folsom Lake Used Car Outlet

GPI SC Holdings, Inc.	DE	27-1961791	800 Gessner, Suite 500
Houston, TX 77024

GPI SC, Inc.	DE	27-4460104	18700 Northwest Freeway
Sterling McCall Collision of Jersey Village			Houston, TX 77065
Sterling McCall Collision Center of Jersey Village

GPI SC-DM, LLC	SC	93-4588016	155 Fording Island Rd.
Mercedes-Benz of Hilton Head			Bluffton, SC 29909

GPI SC-H, LLC	SC	93-4569806	161 Fording Island Rd.
Hilton Head Honda			Bluffton, SC 29909

GPI SC-SB, LLC	DE	26-0868355	250 Killian Commons Parkway
BMW of Columbia			Columbia, SC 29203

GPI SC-SBII, LLC	DE	47-5051869	1230 Fording Island Road
Hilton Head BMW			Bluffton, SC 29910

GPI SC-T, LLC	DE	47-5065978	640 Galleria Boulevard
Toyota of Rock Hill			Rock Hill, SC 29730

GPI TX-A, Inc.	NV	47-3002535	1260 E. State Highway 114
Audi Grapevine			Grapevine, TX 76051

GPI TX-AII, Inc.	TX	82-2001099	116 University Drive
Audi Fort Worth			Fort Worth, TX 76107

GPI TX-AIII, Inc.	TX	82-3485765	1444 Airway Boulevard
Audi El Paso			El Paso, TX 79925

GPI TX-ARGMIII, Inc.	NV	46-3606928	800 Gessner, Suite 500
Houston, TX 77024

GPI TX-DCIV, Inc.	TX	87-1699607	4984 South I-35 East,	4991 South I-35 East
Denton Chrysler Dodge Jeep Ram			Denton TX 76210	Denton TX 76210
Denton Chrysler Dodge Jeep Ram Pre-Owned				(Pre-Owned)

GPI TX-DMII, Inc.	NV	46-5202539	500 Gulf Freeway
Mercedes-Benz and Sprinter of Clear Lake			League City, TX 77573
Mercedes-Benz of Clear Lake
Sprinter of Clear Lake

GPI TX-DMIII, Inc.	NV	47-1260844	31445 I-10 West
Mercedes-Benz of Boerne			Boerne, TX 78006
Sprinter of Boerne

GPI TX-DMIV, Inc.	NV	47-4865225	7401 South IH-35
Mercedes-Benz of Georgetown			Georgetown, TX 78626
Sprinter of Georgetown
smart center of Georgetown
Georgetown Mercedes-Benz
Georgetown Sprinter
Georgetown smart center

GPI TX-EPGM, Inc.	DE	45-1795973	955 Crockett Street		General Motors Company
Shamaley Buick GMC			El Paso, TX 79922

GPI TX-F, Inc.	DE	45-1795677	11301 Gateway West	11351 Gateway West
Shamaley Ford			El Paso, TX 79936	El Paso, TX 79936
Shamaley Collision Center				(Collision Center)
Shamaley Collision Center of El Paso

GPI TX-FMII, Inc.	TX	87-1737072	5000 South I-35 East
Denton Mazda			Denton, TX 76210

GPI TX-G, Inc.	TX	92-3212355	11300 FM 1960 West	11328 FM 1960 West	General Motors Company
Beck & Masten Buick GMC Beck & Masten Buick GMC North Beck & Masten North			Houston, TX 77065	Houston, TX 77065 (Preowned/Service)

GPI TX-GII, Inc.	TX	92-3273282	12820 Gulf Freeway	12820A Gulf Freeway	General Motors Company
Beck & Masten Buick GMC Beck & Masten Buick GMC Gulf Freeway Beck & Masten Buick GMC South			Houston, TX 77034	Houston, TX 77034 12812 Gulf Freeway
Beck & Masten Gulf Freeway Beck & Masten South				Houston, TX 77034 (Preowned/Service)
GPI TX-GIII, Inc.	TX	92-3259193	200 U.S. Highway 77	1205 East Highway 44	General Motors Company

Beck & Masten Buick GMC Beck & Masten Buick GMC Certified Pre Owned Beck & Masten Buick GMC Coastal Bend			Robstown, TX 78380	Robstown, TX 78380 (Preowned/Service)
Beck & Masten Buick GMC Robstown Beck & Masten Commercial Beck & Masten Pre Owned
GPI TX-HAII, Inc.	NV	47-4583257	7201 Addison Avenue
Sterling McCall Acura Sugar Land			Sugar Land, TX 77479

GPI TX-HGM, Inc.	DE	45-2780219	800 Gessner, Suite 500
Houston, TX 77024

GPI TX-HGMII, Inc.	NV	46-3514961	10422 Southwest Freeway		General Motors Company
Sterling McCall Buick GMC			Houston, TX 77074

GPI TX-HGMIV, Inc.	NV	47-0994500	17800 North Freeway	555 FM 1960 West	General Motors Company
Sterling McCall Chevrolet			Houston, TX 77090	Houston, TX 77090
Sterling McCall Collision Center North				(Preowned Center)
Sterling McCall Pre-Owned Center

GPI TX-HIII, Inc.	TX	82-5433164	8015 IH-35 South
Fernandez Honda			San Antonio, TX 78224

GPI TX-NVI, Inc.	NV	46-3617927	2121 South Bell Boulevard
Cedar Park Nissan			Cedar Park, TX 78613

GPI TX-P, Inc.	TX	81-4241421	6421 S. Desert Boulevard
Porsche El Paso			El Paso, TX 79932

GPI TX-SBII, Inc.	DE	27-5135196	6318 Montana Avenue
BMW of El Paso			El Paso, TX 79925

GPI TX-SBIII, Inc.	NV	46-3602146	1105 E. Lamar Boulevard	401, 403, 405 North Collins
BMW of Arlington			Arlington, TX 76011 (BMW)	Arlington, TX 76011
GP1 Collision Center of Arlington				(Collision Center)

GPI TX-SBIV, Inc.	TX	86-2683698	15943-15951 Gulf Freeway
BMW of Clear Lake			Webster, TX 77598
MINI of Clear Lake

GPI TX-SHII, Inc.	DE	45-4557518	800 Gessner, Suite 500
Houston, TX 77024

GPI TX-SK, Inc.	DE	46-2015406	6006 19th Street
Gene Messer Kia			Lubbock, TX 79407
Gene Messer Auto Group

GPI TX-SKII, Inc.	NV	46-4624358	5306 South IH-35
Kia of South Austin			Austin, TX 78745

GPI TX-SKIII, Inc.	TX	92-3225063	25503 Tomball Pkwy
Beck & Masten Kia			Tomball, TX 77377

GPI TX-SMGEN, Inc.	TX	99-0521904	10155 Southwest Frwy.
Genesis of Southwest Houston			Houston, Texas 77074

GPI TX-SU, Inc.	TX	82-3473488	1414 Airway Boulevard
Subaru El Paso			El Paso, TX 79925

GPI TX-SVII, Inc.	DE	45-3036400	1515 I-10 South
Volkswagen of Beaumont			Beaumont, TX 77701
Mike Smith Auto Group

GPI TX-SVIII, Inc.	DE	45-3838676	1402 NE Loop 410 Expressway
Volkswagen of Alamo Heights			San Antonio, TX 78209

GPI TX-TIV, Inc.	TX	87-4527232	800 Gessner, Suite 500
Toyota of North Austin			Houston, TX 77024

GPI, Ltd.	TX	76-0625642	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Associates, Inc.	DE	51-0390227	800 Gessner, Suite 500
Houston, TX 77024
Group 1 FL Holdings, Inc.	DE	82-0573686	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Funding, Inc.	DE	20-2066890	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Holdings-DC, L.L.C.	DE	52-2203214	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Holdings-F, L.L.C.	DE	52-2203228	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Holdings-GM, L.L.C.	DE	52-2203229	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Holdings-H, L.L.C.	DE	52-2203230	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Holdings-N, L.L.C.	DE	52-2203232	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Holdings-S, L.L.C.	DE	52-2203234	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Holdings-T, L.L.C.	DE	52-2203236	800 Gessner, Suite 500
Houston, TX 77024

Group 1 LP Interests-DC, Inc.	DE	51-0379880	800 Gessner, Suite 500
Houston, TX 77024

Group 1 Realty, Inc.	DE	76-0632149	800 Gessner, Suite 500
Group 1 Realty, Inc. of Delaware			Houston, TX 77024
G1R New Hampshire

Group 1 Realty NE, LLC	MA	87-2691054	800 Gessner, Suite 500
Houston, TX 77024

Harvey Ford, LLC	DE	52-2200134	800 Gessner, Suite 500
Bohn Ford			Houston, TX 77024
BohnZone Collision Center				(Collision Center)
BohnZone Collision Center of West Bank

Harvey GM, LLC	DE	74-2931595	800 Gessner, Suite 500
Houston, TX 77024

Harvey Operations-T, LLC	DE	52-2203237	3800 Lapalco Boulevard
Bohn Toyota			Harvey, LA 70058
Bohn Quality Select Used Cars

Howard-DCIII, LLC	DE	20-1838899	9240 South Memorial Drive
South Pointe Chrysler Dodge Jeep Ram			Tulsa, OK 74133
South Pointe Automall

Howard-GM II, Inc.	DE	73-1613234	800 Gessner, Suite 500
Smicklas Chevrolet			Houston, TX 77024
John Smicklas Chevrolet
Smicklas Chevrolet Collision Center
Smicklas Collision Center of Oklahoma City
Bob Howard PDC
Group 1 Autoparts
Group 1 Autoparts.com
Howard Parts Distribution Center
Smicklas PDC

Howard-GM, Inc.	DE	73-1577853	13300 N. Broadway Extension	3700 South Broadway	General Motors Company
Bob Howard Buick GMC			Oklahoma City, OK 73114	Edmond, OK 73013
Bob Howard GMC Truck				(Collision Center)
Bob Howard Collision Center
Bob Howard Collision Center of Edmond

Howard-H, Inc.	DE	73-1577855	13201 N. Kelley Avenue
Bob Howard Honda			Oklahoma City, OK 73131

Howard-HA, Inc.	DE	73-1577856	13101 N. Kelley Avenue
Bob Howard Acura			Oklahoma City, OK 73131

Howard-SB, Inc.	DE	46-0470107	9702 S. Memorial Drive
BMW of Tulsa			Tulsa, OK 74133

HRI Procurement, Inc.	TX	83-3373744	800 Gessner, Suite 500
Houston, TX 77024

Ira Automotive Group, LLC	DE	74-2940277	97 Andover Street
Danvers, MA 01923

Ivory Auto Properties of South Carolina, LLC	SC	20-8432044	800 Gessner, Suite 500
Houston, TX 77024

Key Ford, LLC	DE	59-1168670	6397 Pensacola Boulevard	6390 North W Street
World Ford Pensacola			Pensacola, FL 32505	Pensacola, FL 32505
World Ford Collision Center of Pensacola				(Collision Center)

Kutz-N, Inc	DE	75-1905979	800 Gessner Suite 500
Richardson, TX 77024

LHM ATO, LLC	UT	87-0517732	10401 Copper Ave
Sandia Toyota			Albuquerque, NM 87123

Lubbock Motors-F, Inc.	DE	75-2804514	6000 W. 19th Street
Gene Messer Ford			@ W. Loop 289
Gene Messer Lincoln			Lubbock, TX 79407
Gene Messer Ford Collision Center
Gene Messer Collision Center of Lubbock
Gene Messer Auto Group

Lubbock Motors-GM, Inc.	DE	20-0284194	1302 South Loop 289	4633 50th Street	General Motors Company
Gene Messer Chevrolet			Lubbock, TX 79412	Lubbock, TX 79414
Gene Messer Quality Used Cars				(Accessories)
Gene Messer Accessories
Gene Messer Auto Group

Lubbock Motors-S, Inc.	DE	75-2868766	7007 University Avenue
Gene Messer Volkswagen			Lubbock, TX 79413
Gene Messer Auto Group

Lubbock Motors-SH, Inc.	DE	75-2859295	4025 West Loop 289
Gene Messer Hyundai			Lubbock, TX 79407
Gene Messer Auto Group

Lubbock Motors-T, Inc.	DE	75-2804659	6102 19th Street
Gene Messer Toyota			Lubbock, TX 79407
Gene Messer Auto Group

Maxwell Ford, Inc.	DE	74-2884783	5000 South IH 35	915 E. St. Elmo Road
Maxwell Ford			Austin, TX 78745	Austin, TX 78745
Maxwell Ford Collision Center				(Collision Center)
Maxwell Ford Supercenter
Maxwell Collision Center of Austin

Maxwell-GMII, Inc.	DE	74-1061940	13483 I-10 West		General Motors Company
Freedom Chevrolet			San Antonio, TX 78249

Maxwell-N, Inc.	DE	74-2360462	9160A Research Boulevard
Town North Nissan			Austin, TX 78758

Maxwell-NII, Inc.	DE	76-0513858	3050 North IH 35	2800 Chisholm Trail #200
Round Rock Nissan			Round Rock, TX 78681	Round Rock, TX 78681
GP1 Collision Center of Round Rock				(Collision Center)
GP1 Collision of Round Rock

McCall-F, Inc.	DE	27-4460429	6445 Southwest Freeway
Sterling McCall Ford			Houston, TX 77074
Sterling McCall Ford Collision Center
Sterling McCall Collision Center of Houston

McCall-H, Inc.	DE	76-0237540	22575 Highway 59 North
Sterling McCall Honda			Kingwood, TX 77339

McCall-HA, Inc.	DE	76-0173063	10455 Southwest Freeway
Sterling McCall Acura			Houston, TX 77074

McCall-N, Inc.	DE	46-0478546	12230 Southwest Freeway
Sterling McCall Nissan			Stafford, TX 77477
Sterling McCall Nissan Collision Center
Sterling McCall Nissan Collision Center of Stafford

McCall-SB Inc.	DE	20-1041115	1305 West Gray
Advantage BMW			Houston, TX 77002
Advantage BMW Midtown

McCall-T, Inc.	DE	74-1649754	9400 Southwest Freeway
Sterling McCall Toyota			Houston, TX 77074
West Region Management Group

McCall-TII, Inc.	DE	76-0654109	20465 Highway 59 South	6139 FM 762 @ Payne
Sterling McCall Toyota Fort Bend			Richmond, TX 77469	Richmond, TX 77469
Fort Bend Toyota Collision Center				(Collision Center)

McCall-TL, Inc.	DE	76-0270456	10025 – 10235 Southwest Freeway	18160 Gulf Freeway
Sterling McCall Lexus			Houston, TX 77074	Friendswood, TX 77546
Sterling McCall Lexus Clear Lake				(Lexus Clear Lake &
SMR Auto Glass			12202 Murphy Road	Collision Center)
Sterling McCall Collision Center of Clear Lake			Stafford, TX 77477
Sterling McCall Restoration Center			(Restoration Center)

Mike Smith Automotive-H, Inc.	DE	76-0603178	1515 I-10 South	3760 Corley
Mike Smith Honda			Beaumont, TX 77701	Beaumont, TX 77701
Mike Smith Collision Center				(Collision Center)
Mike Smith Auto Group
Mike Smith Collision Center of Beaumont

Mike Smith Automotive-N, Inc.	TX	76-0566784	1515 I-10 South
Mike Smith Nissan			Beaumont, TX 77701
Mike Smith Auto Group

Mike Smith Autoplaza, Inc.	TX	76-0202396	800 Gessner, Suite 500
Houston, TX 77024

Mike Smith Autoplex Dodge, Inc.	TX	76-0566783	1945 I-10 South
Mike Smith Chrysler Dodge Jeep Ram			Beaumont, TX 77701
Mike Smith Auto Group

Mike Smith Autoplex, Inc.	TX	76-0561393	800 Gessner, Suite 500
Houston, TX 77024

Mike Smith Autoplex-German Imports, Inc.	TX	76-0566786	1865 I-10 South
Mike Smith Mercedes-Benz			Beaumont, TX 77701
Mercedes-Benz of Beaumont
Mike Smith Auto Group

Mike Smith Imports, Inc.	TX	76-0586800	1855 I-10 South
BMW of Beaumont			Beaumont, TX 77701
Mike Smith BMW
Mike Smith Auto Group

Miller-DM, Inc.	DE	20-1055954	9250 Beverly Boulevard
Mercedes-Benz of Beverly Hills			Beverly Hills, CA 90210
Beverly Hills, Ltd.
Miller's Mercedes-Benz of Beverly Hills
smart center Beverly Hills

NJ-H, Inc.	DE	20-0411305	800 Gessner, Suite 500
Houston, TX 77024

NJ-HAII, Inc.	DE	20-4920115	6806 Tilton Road
Boardwalk Acura			Egg Harbor Township, NJ 08234

NJ-SV, Inc.	DE	20-0411329	800 Gessner, Suite 500
Houston, TX 77024

Rockwall Automotive-DCD, Ltd.	TX	76-0659030	970 East I-30
Rockwall Chrysler Dodge Jeep Ram			Rockwall, TX 75087

Rockwall Automotive-F, Inc.	DE	75-2804507	990 East I-30
Rockwall Ford			Rockwall, TX 75087
Rockwall Ford Collision Center

Tate CG, L.L.C.	MD	52-1931345	800 Gessner, Suite 500
Houston, TX 77024